SECURITIES AND EXCHANGE COMMISSION


                              Washington, D.C.  20549

                                 ________________


                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the

                          Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) June 11, 1997


                              SEARS, ROEBUCK AND CO.

           (Exact name of registrant as specified in charter)


   New York                      1-416              36-1750680
(State or Other               (Commission       (IRS Employer
Jurisdiction of             File Number)      Identification No.)
Incorporation)



3333 Beverly Road, Hoffman Estates, Illinois            60179
(Address of principal executive offices)             (Zip Code)







Registrant's telephone number, including area code (847) 286-2500




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Item 5.     Other Events.

            On June 11, 1997, Judge Kenner of the United States District Court for the District of Massachussets entered an order setting a fairness hearing for October 28, 1997 in connection with the plaintiff's class action settlement agreement presented to her on June 5, 1997 relating to the registrant's improper handling of certain debt reaffirmation agreements. A copy of the order is attached hereto as Exhibit
  99.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit                             Description

99          Order of the United States District Court for the
District of Massachusetts dated June 11, 1997.
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                                    SIGNATURES





            Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                          SEARS, ROEBUCK AND CO.





Date:  June 11, 1997          By:   /S/ James A. Blanda
                                          JAMES A. BLANDA
                                    Vice President and Controller

                                   EXHIBIT INDEX


99          Order of the United States District Court for the
District of Massachusetts dated June 11, 1997.